                     [BOULDER TOTAL RETURN FUND, INC. LOGO]

Dear Shareholder:

     Although this past year saw the Fund's objective change from income to total return, the transition is not complete. While the Fund has made some headway in investing in common stocks, we are biding our time. As of November 30, the Fund had about 16% of its assets invested in common stocks. As of this writing, that percentage has increased to about 19%. The market has not been much help yet. The Dow Jones Industrial Average, the S&P 500 Index and the NASDAQ index each reached an all time high this year. The NASDAQ went plum crazy, up over 75% as of this writing, and that is on the heels of a 40% increase in '98. While this does not make for the best investing climate as far as our new common stock investments are concerned, we are finding some opportunities and continue to seek others. We are sitting on some cash, looking and waiting for good opportunities.

     The headway we've made in common stocks has been mostly concentrated in one issue - Berkshire Hathaway (BRK). Why the large purchases in this company? BRK meets all of the Fund's investment criteria (listed below in the Q&A section). We have been buying the stock as it has declined and are confident that the Fund has been afforded a relatively good opportunity to climb on board an excellent company. We expect to own this stock for a very long time.

     The fiscal year ending November 30, 1999 produced mixed results for the Fund. Mixed, because what we own has gone down (which is bad), but what we want to buy has gone down even more (which is good). We are watching to see if these will go down further. The Fund's total return on Net Asset Value ("NAV") was -5.2% for the fiscal year. The Fund's investments in preferred stocks declined in value as interest rates increased this year. The Fund's hedge gains made up for some of these losses, but not all of them. Coming into this year, the Fund had significant unrealized appreciation on its preferred stocks. Through trading and mandatory redemptions, the Fund realized significant capital gains in the first half of this year. However, in the second half, the Fund's unrealized appreciation declined with the increase in interest rates, and thus produced some significant unrealized losses in the Fund's hybrid preferreds. We were able to realize enough losses through both the trading and outright sale of preferreds during the second half of the year to offset the earlier capital gains. Thus the Fund did not have any capital gains to pay out this year. Beginning next year, the Fund will go to a quarterly dividend. The first dividend next year is expected to be paid in March.

     As of the fiscal year end, the Fund's market price had declined more than its Net Asset Value, thus resulting in a discount of 24%. We receive questions and suggestions from our shareholders regarding a broad spectrum of issues, including those pertaining to the discount. We want to respond to all questions and concerns. However, it would be very time consuming to respond to each shareholder inquiry individually and unfair to answer some shareholders and not others. Therefore, we intend to accumulate the inquiries and distill them into a set of concise questions that the advisers to the Fund will address in the periodic letters to shareholders. Following is the first attempt at the use of this policy.

Q. With the Fund shares selling at such a deep discount to the NAV, why doesn't management adopt a share repurchase program?

A1. In principle, we are not opposed to share repurchases. The adviser has considered ideas as to how this might be implemented some years down the road in the right circumstances. At the current time, however, there are issues that make repurchases either impractical or impossible. Most notably is the leverage the Fund has. We believe that the MMP source of financing is a valuable asset and will continue to be so in the future. Adopting a share repurchase program would effectively increase the leverage, which is not what we want to do. Over-leveraging might result in the Fund having to liquidate hastily at unattractive prices if the value of its assets declined, since the Fund is limited in its percentage of leverage. We always want to pick the time we sell assets and not be forced into selling them at undesirable times.

A2. Although repurchasing the Fund's stock at a 24% discount may represent an attractive return on investment, the adviser thinks there are other great companies with good fundamentals and predictable growth prospects priced even more attractively. It is the adviser's objective to buy the most for the money at any given time and they believe there are other things to buy that will give us better results over the long term than the one time gain we would get by buying our own stock back.

Q. Why doesn't the Fund make a tender offer for its own stock?

A. Again, as discussed above with respect to share repurchases, we are not philosophically opposed to a tender offer in the long run. In fact, the option is discussed and considered periodically by the Board of Directors and could very well be used a few years down the road. However, right now, considering the lack of liquidity of our preferred portfolio and other technical factors, some of which were listed above, leads us to conclude that this is not a wise alternative now.

Q. Why doesn't the Fund include some technology issues in its portfolio?

A. Many tech stocks have had significant gains recently. Some tech stocks may go higher and some will eventually decline in value. At this point, we could not pick technology stocks with any degree of confidence in their future valuations. Instead, the Adviser tries to pick companies it understands and in which it has a high degree of confidence for their future. Shareholders should not anticipate that the Fund will make significant investments in technology issues.

Q. What characteristics will the Fund seek in its prospective companies?

A. Generally speaking, we expect that the companies the Fund will pursue will have most of the following characteristics:

     1. Appropriately priced shares relative to earnings and growth;

     2. High return on equity and assets;

     3. Low and wise use of debt;

     4. Sensible, owner friendly use of retained earnings;

     5. Reasonably predictable future business, performance and earnings;

     6. Reasonable and steady growth;

     7. Sensible stock option programs for employees.

In summary, the companies should be of such a caliber that we would expect (and would be happy) to own them for a very long time.

Q. We are disappointed that both the market price and NAV of the Fund have gone down. Why has this happened?

A. First, we are disappointed too. Part of the falling NAV resulted from rising interest rates which have driven down the price of the preferred portfolio. In addition, the yield spread between the preferred stocks we own and the put options on US Treasury bond futures we use to hedge has widened and thus the Fund has made less on its hedge than it lost on its preferreds. The balance of the falling NAV is the result of the Fund having acquired stock in what we view as some really great companies at prices we view to be attractive. We find that in the long run, stock prices track business performance quite closely. However, just because we buy a stock doesn't mean the price will increase right away. Although this would be nice, it would likely be dumb luck. The truth is, we have no ability to predict where the price of a company will be next week, next month, or even next year. However, we believe that over the next five years the performance of the companies we choose will progress nicely. Shareholders should be aware that if the market prices of our investments creep lower, we may very well buy a larger stake.

We believe our investment approach will be rewarding to those who remain with the Fund for the long run. We intend to stay in for the long run and want to attract investors who have similar objectives.(1) We question the appropriateness of the Fund's shares for short term holders and thus suggest that such investors seek a different fund that more suits their style. We intend to run the equity portion of the Fund as a focused portfolio of only a few high caliber companies. This approach inevitably results in more volatility and thus, from time to time shareholders may see the portfolio fluctuate in excess of what they have experienced with more diversified funds. We seek to attract investors who, like we, are not concerned by such fluctuations and instead focus more on the intrinsic, long-term value of the portfolio. It is an essential element in our investment philosophy not to sell when the market is falling. That is the time to buy, not sell. We continue to be surprised to see the Fund's portfolio companies selling as cheaply as they are. These companies may go down even more, which will also surprise us, but our motivation to buy a company is driven more by what is happening in its business, and less by what is happening to its price. We don't know why they are so cheap, but we are glad they are so we can become part owners of wonderful businesses at reasonable prices.

     We hope that the foregoing discussion addresses the concerns of those shareholders who have taken the time to write us. Again, we welcome all shareholder input and participation.

                                       Sincerely yours,

                                       /s/ Steven C. Miller
                                       Stephen C. Miller
                                       President
December 16, 1999

(1)All of the directors and executive officers are shareholders of the Fund and the Horejsi family trusts own 42% of the Fund's shares.

--------------------------------------------------------------------------------

                        BOULDER TOTAL RETURN FUND, INC.

COMMENTS FROM SPECTRUM ASSET MANAGEMENT, THE FUND'S PREFERRED STOCK SUB-ADVISER

     The 4th fiscal quarter ended November 30, 1999 was unfavorable for the preferred securities markets - primarily caused by the Federal Reserve Bank ("Fed") raising the Federal Funds Rate by another 25 basis points (bps) over the period. This completely reverses the Fed's 75bps rate cut of last fall stemming from the "flight to quality" events in the first quarter. The continued strong economic growth in the US has caused Alan Greenspan to become increasingly nervous with the "new era" economy and its continued ability to grow above trendline (2.5%-3%) WITHOUT meaningful inflationary excesses. Indeed, Mr. Greenspan's worries seem to have merit as the 3rd quarter GDP report was revised upward to 5.5% from the 4.8% preliminary report and the GDP Deflator was revised 0.1% higher. In response, long-term interest rates (which can directly impact the Fund's preferred stock valuations) have moved 24 bps higher during the period from 6.17% to 6.41%. It is still possible that long-term interest rates will continue to edge modestly higher if the Fed increases the Funds Rate by another 25bps in the 1Q2000.

     Irrespective of the direction of long - term interest rates next year, we do not expect preferred securities to underperform on a spread basis next year. Year 2000 should provide US Treasury buybacks, a slower economy and less Fed action - particularly as we approach election time. As a result, we expect demand for spread product to increase which should help the relative performance of preferred securities. Note that 1999 was the first year that interest rates rose by over 100 bps in a calendar year since 1994 - the difference this time is that common stocks far outperformed in 1999 (24%+) compared to 1994 (2%+). Consequently, preferred securities (particularly $25 par preferreds) were largely chosen as a source of tax losses needed to offset large gains in common stocks. This selling (extreme in $25 par preferreds) caused the hedge to be slower in its rise than the decline in preferred securities prices so the "safety net" adjustments on the purchased put options on Treasury futures had a bit more slack than usual. As we expect this slack to recoil after year end, we have been adding to discount $25 par positions to earn back more total return in 2000 than was given up in 1999 as the combination of wider spreads and lower dollar prices represents long run opportunity for improved asset - liability matching.

FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------------------

                                                                                                          DIVIDEND
                                                              DIVIDEND    NET ASSET        NYSE         REINVESTMENT
                                                                PAID        VALUE      CLOSING PRICE     PRICE (1)
                                                              --------    ---------    -------------    ------------
December 31, 1998...........................................  $0.8200      $15.27        $13.1250          $13.22
January 31, 1999............................................   0.0770       15.17         12.0000           12.08
February 28, 1999...........................................   0.0770       15.19         12.1875           12.22
March 31, 1999..............................................   0.0770       15.11         12.0000           11.97
April 30, 1999..............................................   0.0770       15.13         11.8125           11.85
May 31, 1999................................................   0.0770       15.01         11.7500           11.77
June 30, 1999...............................................   0.0770       14.82         11.5000           11.52
July 31, 1999...............................................   0.0770       14.50         11.3750           11.30
August 31, 1999.............................................   0.0770       14.22         11.3750           11.34
September 30, 1999..........................................   0.0770       13.72         10.8125           10.95
October 31, 1999............................................   0.0770       13.99         10.8750           10.97
November 30, 1999...........................................   0.0770       13.32         10.1875           10.18

---------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------

                        BOULDER TOTAL RETURN FUND, INC.

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999
---------------------------------------------------------------

                                                            VALUE
SHARES/PAR                                                 (NOTE 1)
----------                                                 --------
PREFERRED STOCKS AND SECURITIES -- 65.6 %
  ADJUSTABLE RATE PREFERRED STOCKS -- 10.4 %
        UTILITIES -- 1.6 %
   60,000    Niagara Mohawk Power Corporation,
               Adj. Rate Pfd. .........................  $  3,027,900
   11,600    Tennessee Valley Authority,
               Series D, Adj. Rate Pfd. ...............       259,550
                                                         ------------
             TOTAL UTILITIES ADJUSTABLE RATE PREFERRED
               STOCKS..................................     3,287,450
                                                         ------------
        BANKING -- 7.9 %
             Bank One Corporation:
   26,600      Series B, Adj. Rate Pfd. ...............     2,546,950
   17,400      Series C, Adj. Rate Pfd. ...............     1,776,153
   57,500    Bankers Trust New York Corporation,
               Series Q, Adj. Rate Pfd. ...............     1,347,685
   51,000    Chase Manhattan Corporation,
               Series L, Adj. Rate Pfd. ...............     4,870,500
             Citigroup Inc.:
  138,500      Series Q, Adj. Rate Pfd. ...............     3,246,163
   32,300      Series R, Adj. Rate Pfd. ...............       757,047
   36,000    Wells Fargo & Company,
               Series B, Adj. Rate Pfd. ...............     1,575,000
                                                         ------------
             TOTAL BANKING ADJUSTABLE RATE PREFERRED
               STOCKS..................................    16,119,498
                                                         ------------
        MISCELLANEOUS INDUSTRIES -- 0.9%
   95,600    Conagra Capital LC,
               Series B, Adj. Rate Pfd. ...............     1,726,775
                                                         ------------
             TOTAL ADJUSTABLE RATE PREFERRED STOCKS....    21,133,723
                                                         ------------
  FIXED RATE PREFERRED STOCKS AND SECURITIES -- 55.2 %
        UTILITIES -- 26.5 %
             Alabama Power Company:
   16,100      7.00% Pfd., Series B....................       340,616
   42,500      Alabama Power Capital Trust I,
               7.375% TOPrS............................       949,609
   50,700      Alabama Power Capital Trust II,
               7.60% TOPrS.............................     1,167,684
             Baltimore Gas & Electric Company:
   29,700      6.70% Pfd., Series 1993.................     3,189,483
   15,080      6.99% Pfd., Series 1995.................     1,650,129
   17,678    Columbus Southern Power Company,
               7.92% Jr. Sub. Debt, Series B...........       413,400
  135,650    CPL Capital,
               8.00% QUIPS, Series A...................     3,143,011
             Duke Energy Corporation:
    7,134      4.50% Pfd., Series C....................       524,313
    7,934      7.85% Pfd., Series S....................       863,100
    1,297      7.00% Pfd., Series W....................       138,228
   52,250    Duquesne Capital,
               8.375% MIPS, Series A...................     1,250,734
    9,400    El Paso Tennessee Pipeline Company,
               8.25% Pfd., Series A....................       493,970
   58,900    Enterprise Capital Trust I,
               7.44% TOPrS, Series A...................     1,194,198
             Florida Power & Light Company:
    5,000      4.35% Pfd., Series E....................       352,675
   42,350      6.98% Pfd., Series S....................     4,521,498
   12,400      7.05% Pfd., Series T....................     1,329,714
   22,600    Georgia Power Company Capital Trust II,
               9.00% MIPS..............................  $    566,413
   73,900    JCP&L Capital,
               8.56% Pfd., Series A....................     1,801,313
    7,933    Jersey Central Power & Light Company,
               7.52% Sinking Fund Pfd., Series K.......       830,347
    3,640    Kansas City Power & Light Company,
               4.50% Pfd. .............................       281,474
2,500,000    KN Energy, Inc., KN Capital Trust I,
               8.56% 4/15/27 Capital Security,
               Series B................................     2,399,654
   11,400    MidAmerican Energy Financing I,
               7.98% QUIPS, Series A...................       264,024
   24,200    Mission Energy Company,
               9.875% MIPS, Series A...................       607,269
    1,400    Mississippi Power Company,
               7.00% Pfd. .............................       146,471
    8,500    Monongahela Power Company,
               $7.73 Pfd., Series L....................       925,778
   13,782    Nevada Power Company, NVP Capital I,
               8.20% QUIPS, Series A...................       313,541
             Niagara Mohawk Power Corporation:
   12,600      4.10% Pfd. .............................       761,922
   11,150      7.85% Sinking Fund Pfd. ................       283,322
   23,150      9.50% Pfd. .............................       588,126
             Ohio Edison Company:
    2,700      4.44% Pfd. .............................       177,701
    8,000      4.56% Pfd. .............................       547,155
   18,020    Ohio Power Company,
               7.92% QUIDS, Series B...................       411,036
3,500,000    PECO Energy Capital Trust III, $7.38 Pfd.,
               Capital Security, Series D..............     3,062,820
  106,925    Pennsylvania Power & Light Company, PP&L
               Capital Trust II,
               8.10% TOPrS.............................     2,526,103
   23,400    PSE&G Capital Trust I,
               8.625% QUIPS, Series U..................       576,225
1,250,000    Puget Sound Capital Trust,
               8.231% 6/1/27 Capital Security,
               Series B................................     1,190,878
             Puget Sound Energy Inc.:
   45,905      7.75% Sinking Fund Pfd. ................     4,807,172
   21,800      7.45% Pfd., Series II...................       583,041
    9,960    Rochester Gas & Electric Corporation,
               4.75% Pfd., Series I....................       738,335
   17,050    San Diego Gas & Electric Company,
               6.80% Pfd. .............................       445,090
   12,719    South Carolina Electric & Gas,
               5.125% Purchase Fund Pfd. ..............       545,200
  100,000    Southern California Edison,
               8.375% QUIDS, Series A..................     2,462,500
   78,000    Transcanada Capital,
               8.75% COPrS.............................     1,910,220
   21,200    Union Electric Power Company,
               $7.64 Pfd. .............................     2,317,160
    4,200    Virginia Electric & Power Company,
               $6.98 Pfd. .............................       446,838
                                                         ------------
             TOTAL UTILITY FIXED RATE PREFERRED STOCKS
               AND SECURITIES..........................    54,039,490
                                                         ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                        BOULDER TOTAL RETURN FUND, INC.

PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
---------------------------------------------------------------

                                                            VALUE
SHARES/PAR                                                 (NOTE 1)
----------                                                 --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
    FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
          FINANCIAL SERVICES -- 11.6 %
   55,000    Bear Stearns Company,
               5.72% Pfd., Series F....................  $  2,283,875
    1,500    Heller Financial, Inc.,
               6.95% Pfd., Series D....................       150,495
  132,550    Household Capital Trust II,
               8.70% TOPrS.............................     3,234,220
             Lehman Brothers Holdings Inc.:
  213,150      5.00% Conv. Pfd., Series B..............     5,979,923
   26,300      5.94% Pfd., Series C....................     1,095,264
   22,000      5.67% Pfd., Series D....................       878,240
             Merrill Lynch & Co., Inc.:
   33,100      8.00% TOPrS.............................       826,341
  139,200      9.00% Pfd., Series A....................     4,260,390
  100,000    SLM Holding Corporation,
               6.97% Pfd. .............................     4,936,000
                                                         ------------
             TOTAL FINANCIAL SERVICES FIXED RATE
               PREFERRED STOCKS AND SECURITIES.........    23,644,748
                                                         ------------
        BANKING -- 10.4%
   20,000    Australia & New Zealand Banking Group,
               9.125% Pfd. ............................       516,250
    5,200    Banco Totta & Acores Financial Inc.,
               8.875% Pfd., Series A...................       128,213
  560,000    Bank of New York,
               7.78% 12/1/26 Capital Security 144A**...       527,034
1,500,000    BankBoston Corporation, BankBoston Capital
               Trust II,
               7.75% 12/15/26 Capital Security,
               Series B................................     1,387,973
   51,800    Citigroup Inc.,
               6.213% Pfd., Series G...................     2,403,520
3,100,000    First Empire State Corporation, First
               Empire Capital Trust I
               8.234% 2/1/27, Capital Security.........     3,037,796
1,000,000    First Union Institutional Capital Trust
               II,
               7.95% 11/15/29 Capital Security.........       979,934
2,500,000    Greenpoint Capital Trust I,
               9.10% 6/1/27 Capital Security...........     2,344,135
      250    LaSalle National Corporation,
               6.46% Pfd. 144A**.......................       236,266
   30,000    Republic New York Corporation,
               $1.81 Pfd., Series E....................       779,814
5,000,000    Republic NY Capital Trust I,
               7.75% 11/15/26 Capital Security.........     4,560,546
2,000,000    Republic NY Capital Trust II,
               7.53% 12/4/26 Capital Security..........     1,783,738
1,000,000    Summit Capital Trust I,
               8.40% 3/15/27 Capital Security,
               Series B................................       986,372
1,500,000    Washington Mutual Inc.,
               8.206% 2/01/27 Capital Security.........     1,436,658
                                                         ------------
             TOTAL BANKING FIXED RATE PREFERRED STOCKS
               AND SECURITIES..........................    21,108,249
                                                         ------------
        INSURANCE -- 3.0 %
   32,000    American Re Capital,
               8.50% 9/30/25 QUIPS.....................       802,000
   72,402    Farmers Group Inc.,
               8.45% Pfd. .............................  $  1,794,212
   76,588    Hartford Capital II,
               8.35% QUIPS, Series B...................     1,864,535
2,500,000    MMI Capital Trust I,
               7.625% 12/15/27 Capital Security,
               Series B................................     1,662,269
                                                         ------------
             TOTAL INSURANCE FIXED RATE PREFERRED
               STOCKS AND SECURITIES...................     6,123,016
                                                         ------------
        MISCELLANEOUS INDUSTRIES -- 3.7 %
   44,500    Avalonbay Communities,
               8.96% Pfd., Series G....................       956,750
   22,700    Conagra Capital LC,
               9.35% Pfd., Series C....................       566,081
             Equity Residential Properties:
   45,400      9.375% Pfd., Series A...................     1,088,181
   22,000      9.65% Pfd., Series F....................       533,500
   57,600    Farmland Industries Inc.,
               8.00% Pfd. 144A**.......................     2,634,912
   38,700    Prologis Trust,
               9.40% Pfd., Series A....................       904,612
    8,700    SBC Communications Inc.,
               8.50% Pfd. .............................       218,859
    9,520    Viad Corporation,
               $4.75 Sinking Fund Pfd. ................       550,780
                                                         ------------
             TOTAL MISCELLANEOUS FIXED RATE PREFERRED
               STOCKS AND SECURITIES...................     7,453,675
                                                         ------------
             TOTAL FIXED RATE PREFERRED STOCKS AND
               SECURITIES..............................   112,369,178
                                                         ------------
             TOTAL PREFERRED STOCKS AND SECURITIES
               (Cost $135,320,844).....................   133,502,901
                                                         ------------
COMMON STOCKS -- 15.7 %
       INSURANCE -- 15.5 %
      230    Berkshire Hathaway Inc., Class A+.........    13,179,000
    9,010    Berkshire Hathaway Inc., Class B+.........    16,803,650
   20,000    Progressive Corporation...................     1,608,125
                                                         ------------
                                                           31,590,775
                                                         ------------
       UTILITIES -- 0.1 %
    7,950    WPS Resources Corporation.................       209,184
                                                         ------------
       INVESTMENT COMPANY -- 0.1 %
    8,100    John Hancock Patriot Preferred Dividend
               Fund....................................        84,038
                                                         ------------
             TOTAL COMMON STOCKS
               (Cost $33,945,854)......................    31,883,997
                                                         ------------
U.S. TREASURY OBLIGATIONS -- 9.8 %
        U.S. TREASURY BILL -- 4.9 %
10,000,000   5.165% due 1/20/00++......................     9,927,869
                                                         ------------
        U.S. TREASURY NOTE -- 4.9 %
10,000,000   5.875% due 2/15/00........................    10,008,000
                                                         ------------
             TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $19,937,244)......................    19,935,869
                                                         ------------

CONTRACTS
---------
OPTION CONTRACTS -- 0.6% (Cost $2,005,629)
  1,192      March Put Options on U.S. Treasury Bond
               Futures, expiring 2/21/00+.............     1,283,125
                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                        BOULDER TOTAL RETURN FUND, INC.

                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1999
                 ---------------------------------------------------------------

PRINCIPAL                                                  VALUE
  AMOUNT                                                  (NOTE 1)
---------                                                 --------
REPURCHASE AGREEMENT -- 9.3 % (Cost $18,949,000)
$18,949,000  Agreement with Warburg Dillon Read, 5.65%
               dated 11/30/99, to be repurchased at
               $18,951,974 on 12/1/99, collateralized
               by $19,328,000 U.S. Treasury Bond,
               6.375% due 8/15/27
               (value $19,328,000)...................   $ 18,949,000
                                                        ------------
TOTAL INVESTMENTS (Cost $210,158,571*)......... 101.0%   205,554,892
OTHER ASSETS AND LIABILITIES(Net)............... (1.0)    (1,945,658)
                                                -----   ------------
NET ASSETS..................................... 100.0%  $203,609,234
                                                =====   ============

---------------

 * Aggregate cost for Federal tax purposes was $209,165,498.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing.
++ Annualized yield at date of purchase.

ABBREVIATIONS:
TOPrS  -- Trust Originated Preferred Securities
QUIPS  -- Quarterly Income Preferred Securities
MIPS   -- Monthly Income Preferred Securities
QUIDS  -- Quarterly Income Debt Securities
COPrS  -- Canadian Originated Preferred Securities

Capital Securities are debt instruments and the amounts shown in the Shares/Par column are dollar amounts of par value.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                        BOULDER TOTAL RETURN FUND, INC.

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 1999
                   -------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $210,158,571) (Note 1)
     See accompanying schedule..............................                   $205,554,892
  Dividends and interest receivable.........................                      1,122,614
  Prepaid expenses..........................................                        153,217
                                                                               ------------
          Total Assets......................................                    206,830,723
LIABILITIES:
  Payable for securities purchased..........................  $ 2,894,534
  Investment advisory fee and Sub-advisory fee payable
    (Note 2)................................................      121,766
  Dividends payable to Common Shareholders..................       68,507
  Due to custodian..........................................           62
  Accrued expenses and other payables.......................      136,620
                                                              -----------
          Total Liabilities.................................                      3,221,489
                                                                               ------------
NET ASSETS..................................................                   $203,609,234
                                                                               ============
NET ASSETS consist of:
  Undistributed net investment income (Note 1)..............                   $    508,971
  Accumulated net realized gain on investments sold
    (Note 1)................................................                        785,096
  Unrealized depreciation of investments (Note 3)...........                     (4,603,679)
  Par value of Common Stock.................................                         94,167
  Paid-in capital in excess of par value of Common Stock....                    129,324,679
  Money Market Cumulative Preferred(TM) Stock (Note 5)......                     77,500,000
                                                                               ------------
          Total Net Assets..................................                   $203,609,234
                                                                               ============
                                                               PER SHARE
                                                               ---------
NET ASSETS AVAILABLE TO:
  Money Market Cumulative Preferred(TM) (775 shares
     outstanding) redemption value..........................  $100,000.00      $ 77,500,000
  Accumulated undeclared dividends on Money Market
     Cumulative Preferred(TM) Stock (Note 10)...............       895.64           694,124
                                                              -----------      ------------
                                                              $100,895.64        78,194,124
                                                              ===========
  Common Stock (9,416,743 shares outstanding)...............       $13.32       125,415,110
                                                                   ======      ------------
TOTAL NET ASSETS............................................                   $203,609,234
                                                                               ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                        BOULDER TOTAL RETURN FUND, INC.

                                                         STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED NOVEMBER 30, 1999
                                 -----------------------------------------------

INVESTMENT INCOME:
  Dividends.................................................                   $  9,888,944
  Interest..................................................                      4,987,393
                                                                               ------------
          Total Investment Income...........................                     14,876,337
EXPENSES:
  Investment advisory fee and Sub-advisory fee (Note 2).....  $ 1,224,538
  Administration fee (Note 2)...............................      408,765
  Legal fees................................................      341,041
  Money Market Cumulative Preferred(TM) broker commissions
     and Auction Agent fees.................................      196,454
  Insurance expense.........................................      132,711
  Directors' fees and expenses (Note 2).....................      116,659
  Shareholder servicing agent fees (Note 2).................       65,183
  Audit fees................................................       49,300
  Custodian fees (Note 2)...................................       31,045
  Economic consulting fee (Note 2)..........................       30,222
  Other.....................................................      142,066
                                                              -----------
          Total Expenses....................................                      2,737,984
                                                                               ------------
NET INVESTMENT INCOME.......................................                     12,138,353
                                                                               ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  (Notes 1 and 3):
  Net realized loss on investments sold during the year.....                       (503,785)
  Change in net unrealized appreciation of investments
     during the year........................................                    (17,656,849)
                                                                               ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............                    (18,160,634)
                                                                               ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                   $ (6,022,281)
                                                                               ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                        BOULDER TOTAL RETURN FUND, INC.

                                              STATEMENT OF CHANGES IN NET ASSETS
               -----------------------------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                              NOVEMBER 30, 1999    NOVEMBER 30, 1998
                                                              -----------------    -----------------
OPERATIONS:
     Net investment income..................................    $ 12,138,353         $ 12,507,859
     Net realized gain/(loss) on investments sold during the
      year..................................................        (503,785)           7,865,119
     Change in net unrealized appreciation of investments
      during the year.......................................     (17,656,849)          (6,623,634)
                                                                ------------         ------------
     Net increase/(decrease) in net assets resulting from
      operations............................................      (6,022,281)          13,749,344

DISTRIBUTIONS:
     Dividends paid from net investment income to Money
      Market Cumulative Preferred(TM) Stock Shareholders
      (Note 5)..............................................      (3,245,451)          (2,354,735)
     Distributions paid from net realized capital gains to
      Money Market Cumulative Preferred(TM) Stock
      Shareholders (Note 5).................................        (254,263)          (1,320,962)
     Dividends paid from net investment income to Common
      Stock Shareholders....................................      (9,650,152)         (10,080,323)
     Distributions paid from net realized capital gains to
      Common Stock Shareholders.............................      (6,047,683)          (2,735,864)
                                                                ------------         ------------
NET DECREASE IN NET ASSETS FOR THE YEAR.....................     (25,219,830)          (2,742,540)
NET ASSETS:
     Beginning of year......................................     228,829,064          231,571,604
                                                                ------------         ------------
     End of year (including undistributed net investment
      income of $508,971 and $1,427,983, respectively)......    $203,609,234         $228,829,064
                                                                ============         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                        BOULDER TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.
-------------------------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. On August 27, 1999 the Fund changed its objective from income to total return. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                              YEAR ENDED NOVEMBER 30,
                                                              --------------------------------------------------------
                                                                1999        1998        1997        1996        1995
                                                              --------    --------    --------    --------    --------
OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $  16.06    $  16.33    $  15.31    $  14.54    $  12.22
                                                              --------    --------    --------    --------    --------
Net investment income.......................................      1.29        1.33        1.36        1.41        1.39
Net realized and unrealized gain/(loss) on investments......     (1.93)       0.13        1.10        0.72        2.46
                                                              --------    --------    --------    --------    --------
Total from investment operations............................     (0.64)       1.46        2.46        2.13        3.85
                                                              --------    --------    --------    --------    --------
DISTRIBUTIONS:
Dividends paid from net investment income to MMP*
  Shareholders..............................................     (0.35)      (0.25)      (0.26)      (0.34)      (0.36)
Distributions paid from net realized capital gains to MMP*
  Shareholders..............................................     (0.03)      (0.14)      (0.06)      (0.02)         --
Dividends paid from net investment income to Common
  Shareholders..............................................     (1.02)      (1.07)      (1.05)      (1.02)      (1.15)
Distributions paid from net realized capital gains to Common
  Shareholders..............................................     (0.64)      (0.29)      (0.05)         --          --
Change in accumulated undeclared dividends on MMP*..........     (0.06)+      0.02       (0.02)       0.02       (0.02)
                                                              --------    --------    --------    --------    --------
Total distributions.........................................     (2.10)      (1.73)      (1.44)      (1.36)      (1.53)
                                                              --------    --------    --------    --------    --------
Net asset value, end of year................................  $  13.32+   $  16.06    $  16.33    $  15.31    $  14.54
                                                              ========    ========    ========    ========    ========
Market value, end of year...................................  $10.1875    $ 13.625    $ 15.625    $ 14.625    $ 13.125
                                                              ========    ========    ========    ========    ========
Total investment return based on net asset value**..........   (5.17)%       7.65%      14.66%      13.89%      30.38%
                                                              ========    ========    ========    ========    ========
Total investment return based on market value**.............  (14.51)%     (4.55)%      14.84%      20.50%      29.28%
                                                              ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
  SHAREHOLDERS
    Operating expenses......................................      1.97%       1.83%       1.60%       1.84%       1.89%
    Net investment income***................................      6.08%       5.92%       6.51%       7.44%       7.81%
SUPPLEMENTAL DATA:
    Portfolio turnover rate.................................        69%         86%         77%         98%         93%
    Net assets, end of year (in 000's)......................  $203,609    $228,829    $231,572    $221,840    $212,827
------------------------------------------------------------
Ratio of operating expenses to Total Average Net Assets
  including MMP*............................................      1.26%       1.22%       1.05%       1.17%       1.16%

  * Money Market Cumulative Preferred(TM) Stock.
 ** Assumes reinvestment of distributions at the price obtained by the Fund's
    Dividend Reinvestment Plan.
*** The net investment income ratios reflect income net of operating expenses and payments to MMP* Shareholders.
  + Includes effect of additional distribution available to MMP* Shareholders
    ($0.04 per Common share) (see Notes 5 and 10 to the Financial Statements).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                        BOULDER TOTAL RETURN FUND, INC.
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                          ------------------------------------------------------

     The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding(2).

                                     INVOLUNTARY         AVERAGE
                           ASSET     LIQUIDATING          MARKET
          TOTAL SHARES   COVERAGE     PREFERENCE          VALUE
          OUTSTANDING    PER SHARE   PER SHARE(1)      PER SHARE(1)
          ------------   ---------   ------------   ------------------
11/30/99       775       $262,722      $100,000          $100,000
11/30/98       775        295,263       100,000           100,000
11/30/97       775        298,802       100,000           100,000
11/30/96       775        286,246       100,000           100,000
11/30/95       775        277,196       100,000           100,000

---------------

(1) Excludes accumulated undeclared dividends.
(2) See Note 5.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                        BOULDER TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Boulder Total Return Fund, Inc. (the "Fund") (prior to August 27, 1999, Preferred Income Management Fund, Inc.) is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred(TM) Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Option accounting principles: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Dividends and distributions to shareholders: Beginning in March of 2000, the Fund expects to declare dividends on a quarterly rather than monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred(TM) Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     Federal income taxes: The Fund intends to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

--------------------------------------------------------------------------------
                        BOULDER TOTAL RETURN FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
       -------------------------------------------------------------------------

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     Other: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEES, CO-ADMINISTRATION FEES, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Prior to the close of business on June 30, 1999, Flaherty & Crumrine Incorporated served as the Fund's Investment Adviser. The Fund paid Flaherty & Crumrine Incorporated a monthly fee at an annual rate as follows:

                                                                FEES ON
                                                               NET ASSETS
                                                                EQUAL TO
                                                              OR LESS THAN      FEES ON NET ASSETS
                                                              $100 MILLION    EXCEEDING $100 MILLION
                                                              ------------    ----------------------
12/01/98 to 01/31/99........................................      .675%                .550%
02/01/99 to 06/30/99........................................      .580%                .500%

     Effective at the close of business on June 30, 1999, Spectrum Asset Management, Inc. ("Spectrum") served as the Fund's interim Investment Adviser. From such date until August 27, 1999, the Fund paid Spectrum a monthly fee at an annual rate of 0.45% of the first $50 million of the Fund's average monthly net assets and 0.40% on amounts in excess of $50 million.

     Effective August 27, 1999, Boulder Investment Advisers, L.L.C. (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 1.00% of the value of the Fund's average monthly net assets, out of which the Adviser is responsible for compensating the Fund's sub-adviser. The Adviser has contractually agreed that until the Fund has invested at least 50% of its assets in common stocks and cash equivalents held for investment in common stocks, the Adviser will waive 40% of the 1.00% fee on the portion of the Fund's assets invested in preferreds and cash equivalents held for investment in preferreds.

     Effective August 27, 1999, Spectrum serves as the Fund's sub-adviser with respect to the Fund's preferred stock portfolio, related hedging instruments and cash and cash equivalents held for investment in such securities (the "Preferred Portfolio"). The Adviser pays Spectrum a monthly fee at an annual rate of 0.45% of the average monthly net assets of the Preferred Portfolio up to $50 million and 0.40% of the average monthly net assets of the Preferred Portfolio in excess of $50 million. The term Preferred Portfolio includes all assets invested in preferred securities (including so-called "hybrid" or taxable preferred securities, including those such as capital securities that have certain characteristics of debt securities).

     Effective August 27, 1999, Stewart West Indies Trading Company, Ltd., a Barbados international business company doing business as Stewart Investment Advisers ("Stewart Advisers"), serves as sub-adviser for the portion of the Fund's assets invested in common stocks and cash equivalents held for investment in common stocks. The Adviser pays Stewart Advisers a monthly fee equal to 80% of the advisory fees retained by the Adviser after deducting fees paid to Spectrum as described above, pursuant to the Investment Advisory Agreement.

     Boulder Administrative Services LLC ("BAS") serves as the Fund's Co-Administrator. On March 22, 1999, the Fund entered into a co-administration agreement with BAS (the "Co-Administration Agreement"). Under the Co-Administration Agreement, BAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder

--------------------------------------------------------------------------------
                        BOULDER TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------------

relations, authorizing expenses and numerous other tasks. Under the Co-Administration Agreement, the Fund pays BAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Fund's average monthly net assets.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser, Stewart Advisers or BAS a fee of $6,000 per annum, plus $2,000 for each in-person meeting of the Board of Directors and $1,000 for each telephone meeting. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     Prior to the close of business on August 3, 1999, Primark Decision Economics Inc. ("Primark") served as the Fund's Economic Consultant. The Fund paid Primark an annual fee equal to $45,333 for services provided. The Primark consulting engagement was terminated on August 3, 1999.

     First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, Investor Services Group calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for Investor Services Group's services as Administrator, the Fund pays Investor Services Group a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets plus certain out of pocket expenses. Investor Services Group also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for Investor Services Group's services as transfer agent, the Fund pays Investor Services Group a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Deutsche Bank ("Auction Agent") serves as the Fund's Money Market Cumulative Preferred(TM) Stock transfer agent, registrar, dividend disbursing agent and redemption agent (Note 10).

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 1999, excluding short-term investments, aggregated $139,093,786 and $169,196,115, respectively.

     At November 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $3,728,618 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $7,339,224.

4.  COMMON STOCK

     At November 30, 1999, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the years ended November 30, 1999 and 1998.

5.  MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 30, 1993, the Fund received proceeds from the public offering of 775 shares of Money Market Cumulative Preferred(TM) Stock of $77,500,000 before offering costs of $171,219 and underwriting discounts and commissions paid directly to Lehman Brothers Inc. of $1,356,250. The Money Market Cumulative Preferred(TM) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred(TM) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TM) Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TM) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TM) Stock, the Fund is required to make additional distributions to Money Market

--------------------------------------------------------------------------------
                        BOULDER TOTAL RETURN FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
       -------------------------------------------------------------------------

Cumulative Preferred(TM) Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the Money Market Cumulative Preferred(TM) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TM) Stock Shareholders may also trade shares in the secondary market between auction dates.

     At November 30, 1999, 775 shares of Money Market Cumulative Preferred(TM) Stock were outstanding at the annual rate of 4.359%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

6.  PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     On August 27, 1999, the Fund changed its investment objective from high current income consistent with preservation of capital to total return. The "total return" objective necessitated a number of other changes including the following:

     - The requirement to invest at least 65% of the Fund's assets in preferred stocks was replaced with a requirement to invest at least 80% of the Fund's assets in common, preferred and fixed income securities, except during defensive periods.

     - The 15% limit on common stock investments was deleted.

     - The Fund was permitted to invest in common stocks of U.S. or non-U.S. issuers of any size and was permitted to invest up to 10% of its net assets in real estate investment trusts.

     - The Fund was permitted to invest without limit in non-dividend paying equity securities.

     - The Fund was permitted to invest up to 10% of its assets in other registered investment companies.

     - The restriction on borrowing was relaxed to permit borrowing for the purpose of redeeming all of the outstanding MMP.

     - The restriction regarding issuance of senior securities was relaxed to permit issuance of debt as well as preferred stock consistent with its restriction on borrowing described above.

     - The policy regarding concentrating in the banking and utilities industries was removed.

     - The policy prohibiting the Fund from making investments for the purpose of exercising control or management was removed.

     The Fund's other investment policies were generally left unchanged, including, without limitation, the Fund's authority to invest in futures and options, restricted securities, short sales against the box and zero coupon securities. A substantial portion of the Fund's assets are invested in adjustable and fixed rate preferred stocks and similar hybrid securities and therefore the Fund's portfolio may be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Rating Group or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade.

7.  SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and

--------------------------------------------------------------------------------
                        BOULDER TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------------

options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of November 30, 1999, the Fund owned put options on U.S. Treasury Bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

8.  SIGNIFICANT SHAREHOLDERS

     At November 30, 1999 various Horejsi family trusts and related controlled operating companies owned 3,945,550 shares of Common Stock of the Fund, representing approximately 42% of the total Fund shares. These trusts and operating companies effectively control the Adviser, Stewart Advisers and BAS.

9.  CAPITAL LOSS CARRYFORWARDS

     As of November 30, 1999, the Fund had available for Federal income tax purposes unused capital losses of $111,586 which expires in 2007.

10.  SUBSEQUENT EVENTS

     On December 1, 1999, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of PNC Bank Corporation, acquired all of the outstanding stock of Investor Services Group (the "Transaction"). On that same date and as part of the Transaction, PFPC Inc., an indirect wholly-owned subsidiary of PNC Bank Corporation, was merged into Investor Services Group, which then changed its name to PFPC Inc.

     Bankers Trust Company, a wholly-owned subsidiary of Deutsche Bank, AG ("Auction Agent"), began serving as the Fund's Money Market Cumulative Preferred(TM) Stock transfer agent, registrar, dividend disbursing agent and redemption agent, effective December 1, 1999.

     A portion of the distributions paid to the Fund's Money Market Cumulative Preferred(TM) Stock Shareholders from January 1, 1999 through November 30, 1999 has been designated as not qualifying for the Dividends Received Deduction. Therefore, on December 27, 1999, the Fund declared an additional distribution of $375,069 payable December 29, 1999 to Money Market Cumulative Preferred(TM) Stock Shareholders as required by the Fund's Articles Supplementary. This additional distribution has been reflected in "Accumulated undeclared dividends on Money Market Cumulative Preferred(TM) Stock" in the Statement of Assets and Liabilities at November 30, 1999. This additional distribution is required to reflect the fact that the original distributions did not qualify 100% for the corporate Dividends Received Deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Boulder Total Return Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Boulder Total Return Fund, Inc. (the "Fund") (formerly Preferred Income Management Fund, Inc.) at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
January 11, 2000

--------------------------------------------------------------------------------
                        BOULDER TOTAL RETURN FUND, INC.
                                                     TAX INFORMATION (UNAUDITED)
                                  ----------------------------------------------

     Of the total distributions attributable to the fiscal year ended November 30, 1999, including the Additional Distribution to Money Market Cumulative Preferred(TM)Stock Shareholders, 58.05% qualified for the Dividends Received Deduction for eligible corporate investors. (See Note 10).

     For the calendar year ended December 31, 1999, 56.79% of all distributions paid to Common Stock Shareholders qualifies for the Dividends Received Deduction for eligible corporate investors. Shareholders should refer to Form 1099 accompanying additional information and the information contained herein when preparing their tax returns to determine the appropriate tax characterization of the distributions they received from the Fund in calendar year 1999.

--------------------------------------------------------------------------------
                        BOULDER TOTAL RETURN FUND, INC.
ADDITIONAL INFORMATION (UNAUDITED)
-----------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by PFPC Inc. ("PFPC") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 1999, $5,439 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC or by calling PFPC directly. A termination will be effective immediately if notice is received by PFPC not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     Information concerning the Plan may be obtained from PFPC at 1-800-331-1710.

--------------------------------------------------------------------------------
                        BOULDER TOTAL RETURN FUND, INC.
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
-----------------------------------------------------------

MEETING OF SHAREHOLDERS VOTING RESULTS

     A special meeting of shareholders of Boulder Total Return Fund, Inc. (formerly, "Preferred Income Management Fund Incorporated") was held on August 27, 1999. The results of the votes taken among shareholders on proposals before them are reported below.

PROPOSAL 1  (COMMON STOCK AND MMP* VOTING TOGETHER AS A SINGLE CLASS)

     To approve an investment advisory agreement between the Fund and Boulder Investment Advisers, L.L.C.

                                                          # OF COMBINED VOTES CAST   % OF COMBINED VOTES CAST
                                                          ------------------------   ------------------------
  Affirmative...........................................         5,867,344                      91
  Against...............................................           466,747                       7
  Abstain...............................................           119,749                       2
                                                                 ---------                     ---
          TOTAL.........................................         6,433,840                     100
                                                                 =========                     ===

PROPOSAL 2  (COMMON STOCK AND MMP* VOTING TOGETHER AS A SINGLE CLASS)

     To approve a sub-investment advisory agreement among BIA, the Fund and Stewart Investment Advisers, Ltd.

                                                          # OF COMBINED VOTES CAST   % OF COMBINED VOTES CAST
                                                          ------------------------   ------------------------
  Affirmative...........................................         5,866,222                      91
  Against...............................................           464,821                       7
  Abstain...............................................           111,798                       2
                                                                 ---------                     ---
          TOTAL.........................................         6,442,841                     100
                                                                 =========                     ===

PROPOSAL 3  (COMMON STOCK AND MMP* VOTING TOGETHER AS A SINGLE CLASS)

     To approve a sub-investment advisory agreement among BIA, the Fund and Spectrum Asset Management, Inc.

                                                          # OF COMBINED VOTES CAST   % OF COMBINED VOTES CAST
                                                          ------------------------   ------------------------
  Affirmative...........................................         5,885,412                      91
  Against...............................................           427,010                       7
  Abstain...............................................           121,419                       2
                                                                 ---------                     ---
          TOTAL.........................................         6,433,841                     100
                                                                 =========                     ===

PROPOSAL 4 (COMMON STOCK AND MMP* VOTING TOGETHER AS A SINGLE CLASS AND MMP* VOTING AS A SEPARATE CLASS)

     To approve a change of the Fund's investment objective to total return, including a related amendment to the Articles of Incorporation of the Fund to change its name to Boulder Total Return Fund, Inc.

                                                          # OF COMBINED VOTES CAST   % OF COMBINED VOTES CAST
                                                          ------------------------   ------------------------
  Affirmative...........................................         5,871,343                      91
  Against...............................................           456,713                       7
  Abstain...............................................           105,785                       2
                                                                 ---------                     ---
          TOTAL.........................................         6,433,841                     100
                                                                 =========                     ===

--------------------------------------------------------------------------------
                        BOULDER TOTAL RETURN FUND, INC.
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
  ------------------------------------------------------------------------------

                                                            # OF MMP* VOTES CAST       % OF MMP* VOTES CAST
                                                          ------------------------   ------------------------
  Affirmative...........................................               544                     100
  Against...............................................                 0                       0
  Abstain...............................................                 0                       0
                                                                 ---------                     ---
          TOTAL.........................................               544                     100
                                                                 =========                     ===

---------------
* Money Market Cumulative Preferred(TM)Stock

PROPOSAL 5 (COMMON STOCK AND MMP* VOTING TOGETHER AS A SINGLE CLASS AND MMP* VOTING AS A SEPARATE CLASS)

     To approve an amendment to the Fund's fundamental investment restriction regarding borrowing.

                                                          # OF COMBINED VOTES CAST   % OF COMBINED VOTES CAST
                                                          ------------------------   ------------------------
  Affirmative...........................................         5,850,832                      91
  Against...............................................           470,724                       7
  Abstain...............................................           112,276                       2
                                                                 ---------                     ---
          TOTAL.........................................         6,433,832                     100
                                                                 =========                     ===

                                                            # OF MMP* VOTES CAST       % OF MMP* VOTES CAST
                                                          ------------------------   ------------------------
  Affirmative...........................................               544                     100
  Against...............................................                 0                       0
  Abstain...............................................                 0                       0
                                                                 ---------                     ---
          TOTAL.........................................               544                     100
                                                                 =========                     ===

PROPOSAL 6 (COMMON STOCK AND MMP* VOTING TOGETHER AS A SINGLE CLASS AND MMP* VOTING AS A SEPARATE CLASS)

     To approve an amendment to the Fund's fundamental investment restriction regarding the issuance of senior securities.

                                                        # OF COMBINED VOTES CAST    % OF COMBINED VOTES CAST
                                                        ------------------------    ------------------------
  Affirmative.........................................         5,847,056                       91
  Against.............................................           474,043                        7
  Abstain.............................................           112,742                        2
                                                               ---------                      ---
          TOTAL.......................................         6,433,841                      100
                                                               =========                      ===

                                                          # OF MMP* VOTES CAST        % OF MMP* VOTES CAST
                                                        ------------------------    ------------------------
  Affirmative.........................................               544                      100
  Against.............................................                 0                        0
  Abstain.............................................                 0                        0
                                                               ---------                      ---
          TOTAL.......................................               544                      100
                                                               =========                      ===

--------------------------------------------------------------------------------
                        BOULDER TOTAL RETURN FUND, INC.
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
------------------------------------------------------------------------------

PROPOSAL 7 (COMMON STOCK AND MMP* VOTING TOGETHER AS A SINGLE CLASS AND MMP* VOTING AS A SEPARATE CLASS)

     To approve an amendment to the Fund's fundamental investment restriction regarding industry concentration.

                                                        # OF COMBINED VOTES CAST    % OF COMBINED VOTES CAST
                                                        ------------------------    ------------------------
  Affirmative.........................................         5,906,799                       92
  Against.............................................           422,303                        6
  Abstain.............................................           104,739                        2
                                                               ---------                      ---
          TOTAL.......................................         6,433,841                      100
                                                               =========                      ===

                                                          # OF MMP* VOTES CAST        % OF MMP* VOTES CAST
                                                        ------------------------    ------------------------
  Affirmative.........................................               544                      100
  Against.............................................                 0                        0
  Abstain.............................................                 0                        0
                                                               ---------                      ---
          TOTAL.......................................               544                      100
                                                               =========                      ===

---------------
* Money Market Cumulative Preferred(TM)Stock

PROPOSAL 8 (COMMON STOCK AND MMP* VOTING TOGETHER AS A SINGLE CLASS AND MMP* VOTING AS A SEPARATE CLASS)

     To approve the deletion of the Fund's fundamental investment restriction prohibiting investing for the purpose of control or management of any company.

                                                        # OF COMBINED VOTES CAST    % OF COMBINED VOTES CAST
                                                        ------------------------    ------------------------
  Affirmative.........................................         5,861,763                       91
  Against.............................................           464,948                        7
  Abstain.............................................           107,130                        2
                                                               ---------                      ---
          TOTAL.......................................         6,433,841                      100
                                                               =========                      ===

                                                          # OF MMP* VOTES CAST        % OF MMP* VOTES CAST
                                                        ------------------------    ------------------------
  Affirmative.........................................               544                      100
  Against.............................................                 0                        0
  Abstain.............................................                 0                        0
                                                               ---------                      ---
          TOTAL.......................................               544                      100
                                                               =========                      ===

---------------
* Money Market Cumulative Preferred(TM) Stock

                                   DIRECTORS

                             Alfred G. Aldridge Jr.
                                Richard I. Barr
                                 James G. Duff
                               Stewart R. Horejsi
                               Stephen C. Miller

                                    OFFICERS

                               Stephen C. Miller
                                   President

                                 Carl D. Johns
                          Vice President and Treasurer

                              Laura C. Rhodenbaugh
                                   Secretary

                              Stephanie J. Kelley
                              Assistant Secretary

QUESTIONS CONCERNING YOUR
SHARES OF THE FUND?

If your shares are held in a Brokerage Account contact your broker. If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent -- PFPC Global Fund Services

                                 P.O. Box 1376
                                Boston, MA 02104
                                 1-800-331-1710

This report is sent to shareholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.